UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 3, 2005

                         IMAGE INNOVATIONS HOLDINGS INC.
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        (Exact name of small Business Issuer as specified in its charter)

           NEVADA                     0-50119                   91-1898414
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

           432 PARK AVENUE SOUTH, NEW YORK, NY                   10022
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (518) 589-9994

                                       N/A
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          (Former name or former address, if changes since last report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) On February 3, 2005, Alain Kardos resigned as a director of Image Innovations Holdings, Inc. (the "Registrant"), and its wholly owned subsidiary, Image Innovations, Inc. (the "Subsidiary"). (See Exhibits 17.1 and 17.2) Mr. Kardos cited (i) his concern with the corporate governance of the Registrant and its business ethics as they relate to his alleged termination as President and Chief Executive Officer of the Registrant and the Subsidiary on October 19, 2004, and (ii) the alleged refusal of the Registrant to turn over to him certificates representing 700,000 shares of the Registrant's common stock, which he claims to beneficially own. On February 8, 2005, Alain Kardos also resigned as a director of Image Innovations Sports & Entertainment Inc. ("Image Sports"), a wholly owned subsidiary of the Registrant in two letters dated February 8, 2005, which were repetitious of the prior communications. (Exhibits 17.3 and 17.4)

(b) On February 9, 2005, the Registrant's board of directors authorized, approved, ratified and confirmed the termination of employment of Alain Kardos in all capacities as an officer and employee of the Corporation and the Subsidiary, including such positions that he held as at February 9, 2005.

ITEM 8.01. OTHER EVENTS.

      On January 31, 2005, Mr. Kardos filed an action in the Supreme Court of British Columbia, naming the Registrant, the Subsidiary and Derick Sinclair, Chief Financial Officer of the Registrant and Subsidiary, as defendants. Mr. Kardos alleged (i) that the defendants wrongfully refused or neglected to return to him certificates representing 700,000 shares of the Registrant's common stock and (ii) that he was wrongfully dismissed from his position as an officer and employee of the Registrant and the Subsidiary on October 21, 2004. Mr. Kardos seeks:

a. a declaration that the 700,000 shares and share certificates evidencing them are his property;

b. an injunction restraining and enjoining the defendants, and their directors, officers, employees, servants, agents and contractors, or others with knowledge of the injunction, from directly or through any other, selling, disposing of or in way dealing with the shares or share certificates without the consent of Mr. Kardos;

c. an order for the delivery by the defendants to Mr. Kardos, of the share certificates;

d.    damages for their detention and/or conversion;

e.    such further and other relief as the Court may deem just.

      The Registrant believes that Mr. Kardos' allegations are erroneous and that his claims are without merit. The Registrant intends to vigorously defend the action. Mr. Kardos' claim that he is entitled to 700,000 shares of the Registrant's common stock is disputed by the third party, which possesses the shares.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      Exhibit 17.1 Letter of resignation, dated February 3, 2005, from Alain Kardos to the Registrant.

      Exhibit 17.2 Letter of resignation, dated February 3, 2005, from Alain Kardos to the Registrant.

      Exhibit 17.3 Letter of resignation, dated February 8, 2005, from Alain Kardos to the Registrant.

      Exhibit 17.4 Letter of resignation, dated February 8, 2005, from Alain Kardos to the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMAGE INNOVATIONS HOLDINGS INC.
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                                             (Registrant)

Date  February 9, 2005                  /s/ DERICK SINCLAIR
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                                            DERICK SINCLAIR
                                         CHIEF FINANCIAL OFFICER